[GRAPHIC]


THE EMERGING MARKETS
INFRASTRUCTURE FUND, INC.
-------------------------------------
ANNUAL REPORT
NOVEMBER 30, 1997

 CONTENTS

Letter to Shareholders................................................     1

Portfolio Summary.....................................................     7

Schedule of Investments...............................................     9

Statement of Assets and Liabilities...................................    13

Statement of Operations...............................................    14

Statement of Changes in Net Assets....................................    15

Financial Highlights..................................................    16

Notes to Financial Statements.........................................    17

Report of Independent Accountants.....................................    23

Results of Annual Meeting of Shareholders.............................    24

Tax Information.......................................................    24

Description of InvestLink-SM- Program.................................    25

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                 January 6, 1998

DEAR SHAREHOLDERS:

I am writing to report on the activities of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") for the fiscal year ended November 30, 1997.

At November 30, 1997, the Fund's net asset value ("NAV") was $14.69 per share (net of dividends paid of $0.09 per share), as compared to $13.39 on November 30, 1996.

PERFORMANCE

For the period December 1, 1996 through November 30, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 10.6%. The Morgan Stanley Capital International Emerging Markets Free Index (the "Index") declined 13.3% during the same period.

Effective regional and country selection were the keys to the Fund's sizable outperformance relative to the Index. I continued to largely avoid Asian markets in favor of Latin America, which proved especially fortuitous in light of 1997's free fall in most Asian currencies and stock prices. Exposure to selected other emerging markets and positions in developed-nation stocks also positively contributed to performance. Among the former, the Fund was able to capture particularly good returns in Russia, Portugal and Israel. Holdings in all of the portfolio's developed markets (I.E., U.S., Spain, the U.K. and the Netherlands) generated positive results.

Longer-term performance also has been favorable. From the commencement of investment operations on December 29, 1993 through November 30, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 7.9%. The Index declined 19.1% during this period.

INVESTMENT COMMENTARY

Asian infrastructure stocks have not been immune to the currency turmoil. Indeed, their prices have been slashed across the board, as telephone and electric utility companies often are among the most widely held issues listed on the region's exchanges. While some observers believe that stock valuations have reached bottom by now, we do not necessarily agree. Our view is that the crisis has exposed deep fundamental problems (I.E., large current account deficits, overleveraged banking and corporate sectors) in several nations, and that the region likely will endure a long period of painful structural adjustment. Today's equity valuations, then, may well fall further still.

Two factors that will play particularly negative roles in the adjustment process are government spending and private-sector property development. Government spending on public infrastructure projects already is a casualty, as fiscal pressures and bailout restrictions will force the affected nations to make severe budget cuts. Malaysia, Thailand, Indonesia and the Philippines all have announced substantial reductions in infrastructure spending.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

As economic growth slows and government funding dries up, the potential returns on investment for infrastructure projects become less attractive. This has the domino-like effect of discouraging private-sector participation in such projects both from domestic and foreign companies. As a result, a sharp decline in the overall level of capital flowing into infrastructure may occur.

Given the major presence of banking and real estate lending in most Asian economies, property development by the private sector also must suffer. Available capital will shrink as banks seek to improve their balance sheets by curtailing commercial lending. In addition, banks and real estate companies account for a major portion of Asian equity markets' capitalization, meaning that their unfavorable business prospects could inhibit broader equity returns for some time.

IS IT TIME TO BUY IN ASIA?

In recent years, the Fund typically has de-emphasized Asian companies in favor of those in Latin America, Eastern Europe and other emerging nations. This is mainly due to my cautious view on most Asian countries. Given the massive sell-off in Asian equities, then, it seems appropriate to raise the question of whether valuations among Asian infrastructure equities have fallen to levels that warrant a higher allocation. My conclusion: they have not.

Let's look at the telecommunications sector in this context. Historically, Asian telecommunication companies ("telcos") have tended to carry higher valuations than those of their Latin counterparts, a pattern that remains intact even after the sell-off. I suspect that the growth expectations reflected in current prices will be revised further downward in the next few months in response to a rising awareness of a slower-growth environment. At present, then, valuation levels of Asian telecom stocks are relatively high and likely to remain so, indicating that a continued de-emphasis on such stocks in the portfolio is suitable.

                           VALUATION COMPARISON: LATIN VS. ASIAN TELECOM STOCKS
                            (ALL FIGURES ARE ESTIMATES FOR 1997, AS OF 12/2/97)

                                       ENTERPRISE
                                          VALUE        P/E AS MULTIPLE
                                      PER INSTALLED    OF GROWTH RATE                     ENTERPRISE VALUE/
                                          LINE          '96-01 (EST.)    PRICE/EARNINGS        EBITDA
                                     ---------------  -----------------  ---------------  -----------------
Latin telecommunication
 companies.........................           2.4               0.9              12.7               5.0
Asian telecommunication
 companies.........................          19.6               1.4              23.2               9.1
U.S. telecommunication companies...          20.6               3.0              21.3               7.5

SOURCES: MORGAN STANLEY DEAN WITTER, BEA ASSOCIATES

Comparisons of Asian and Latin companies in the electricity, cement and steel sectors, on the other hand, are somewhat complicated. Nonetheless, I continue to favor Latin stocks in these sectors in view of the impressive response by many companies to the challenges brought about by the 1994 Mexican peso crisis. In addition, overall growth prospects in Latin America remain better.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

WHAT ABOUT DEVELOPED MARKETS?

More broadly, there is merit in re-examining the case for investing in developed-nation stocks. This is suggested both by the good performance of the few such stocks in the portfolio and the expectation that macroeconomic conditions in emerging markets should be particularly difficult over the next year or so. As you undoubtedly know, up to 30% of the Fund can be allocated to stocks in developed markets. I see several benefits of raising the Fund's allocation to this sector, the strongest of which is that it is a prudent defensive move. It also should serve to enhance portfolio diversification and offer access to seasoned, more stable stocks.

FEATURED COMPANIES

As is my custom, I'd like to highlight specific companies held in the Fund in order to provide some insight into how your money is invested. The following are two that I view quite positively.

HUANENG POWER INTERNATIONAL, INC.

Huaneng Power International, Inc. ("HPI") is the largest independent power producer (I.E., builder/operator of electric plants) in China. It is an unusual company whose investment story is compelling.

The huge need for infrastructure in China is well-recognized by investors. What is far less recognized, however, is that the sheer size of the potential opportunity for infrastructure companies masks a difficult operating environment. This is due primarily to the complexity and lack of consistency faced by companies trying to obtain required approvals from the various local and national government bodies involved in the regulatory process.

Perhaps the key to HPI's long-term investment appeal is its government pedigree. The company originated in 1994, when it was spun off from a government-foreign joint venture (I.E., Huaneng International Power Development Corporation, known as HIPDC) sponsored by the Ministry of Electric Power. Currently, HIPDC and several local government entities own about 75% of HPI's equity and senior HIPDC executives sit on the HPI board of directors.

Its government origins provide HPI with three virtually unmatchable competitive advantages:

- It enjoys crucial political access and has extensive experience within the Chinese regulatory system.

- It has the nation's exclusive franchise to develop new coal-fired plants with generating capacity above 300 megawatts [note: this is small relative to China's vast electricity needs].

- It has the right of first refusal to purchase any of HIPDC's existing plants.

An example of HPI's government connections is the fact that, alone among its competitors, HPI has received final approvals for all of its planned projects due to be completed by the end of 2000. The company's medium-term revenues, earnings and expenditures, therefore, offer investors a high degree of predictability. There is further upside potential in that, because HPI can sell all of its electricity output, profits should rise as new capacity comes onstream.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Several other factors also contribute to HPI's investment appeal. Its plants are fuel-efficient and it has managed to reduce fuel costs. The latter is especially important, as fuel costs are equivalent to nearly 40% of total revenues. All plants are located in China's coastal region, whose economic growth consistently has been the nation's strongest. HPI's emphasis on efficiency and cost management positions it to succeed as the power sector becomes more exposed to open competition. Its positive and relatively long operating record should help HPI to attract low-cost international capital as needed. Finally, overall Chinese electricity consumption should experience strong growth as a result of upward trends in per capita income and national gross domestic product.

HPI shares' recent activity reflects investor confidence in the company's prospects. The share price steadily rose until midyear while many other Asian stocks were plummeting as the currency crisis unfolded. As I write, the price has recovered nearly all ground lost after peaking in mid-August and falling sharply through late October.

COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PAULO

The companies I discuss in these pages tend to focus on the types of businesses most commonly associated with infrastructure (E.G., electricity, telecommunications, construction, raw materials like cement or steel). The water business, however, is rarely mentioned, simply because there are few publicly traded water companies in the emerging equity markets.

An exception is Companhia de Saneamento Basico do Estado de Sao Paulo ("Sabesp"). Sabesp is the water and sewage operator for much of the Brazilian state of Sao Paulo, which controls 90+% of the company's equity ownership. It also is the world's second-largest such operator (in terms of revenues and population served) and the only one in Latin America with publicly traded shares.

There is a powerful, multi-faceted case in favor of investment in Sabesp. Its company fundamentals are outstanding. It has privatization-related appeal. It is, simultaneously, a stock with strong growth prospects and solid defensive characteristics.

FUNDAMENTALS-At the heart of the Sabesp story is its service area, most of which is located in the city of Sao Paulo Metropolitan Region (SPMR). SPMR is one of the biggest water-service territories in the world as well as one of Brazil's most populous, affluent and economically productive regions. [Note: household water consumption typically is disproportionately higher as income levels rise.]

Sabesp has experienced a remarkable turnaround since liquidity problems and underinvestment caused it to post large losses in 1994. New management was installed the next year, and has had great success in reducing bloated costs and restructuring the company's operations and finances. Such efforts continue.

Several factors suggest that the threat of future competition for Sabesp should be relatively low. The nature of the water and sewage business is such that the establishment of competing facilities is not economically viable. It also favors operators that have large same-territory economies of scale. Most of Sabesp's municipal concessions have

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS
another 10-30 years to run. Renewal of concessions is highly probable, furthermore, since Sabesp owns all of the water systems that it operates: it is far easier and more efficient for Sao Paulo's cash-strapped municipalities to renew than to buy out system ownership from the company.

PRIVATIZATION-Sabesp is not expected to be fully privatized, but has some appeal in this context nonetheless. The Sao Paulo state government intends to sell a 20% block of Sabesp's shares to a strategic partner by mid-1998. Such a partner could bring substantial benefits to Sabesp in the form of managerial/operational expertise; enhanced access to capital; strengthened expansion/acquisition capability; reduced exposure to political risk; and higher visibility among investors. Shareholders are already benefiting from this situation, as the state has great incentive to maximize the company's attractiveness to potential partners.

GROWTH STOCK-Sabesp can look forward to much future growth. In Brazil, water distribution is considered a growth business whose rate of increase is expected to exceed that of the nation's gross domestic product. Sabesp's existing service territory offers significant potential for future penetration (notably for sewage, whose penetration is much lower than that of water). Expansion into other areas of Brazil or other Latin countries is another possibility.

DEFENSIVE APPEAL-Demand for Sabesp's main products (I.E., water distribution and sewage processing) is inelastic and exempt from economic cyclicality. This means that investors can expect reasonably predictable growth in revenues, earnings and cash flow.

OUTLOOK

The near-term outlook for emerging market infrastructure equities is likely to be problematic. Providers of infrastructure services, of course, will be vulnerable to shifts in investor perceptions. Producers of raw materials used in infrastructure products (E.G., steel, cement, chemicals) could be hit especially hard by increasing deflationary pressures, but a tremendous backlog of demand should keep several other sectors relatively insulated. This is most apparent, for example, in telecommunications and electricity.

In essence, I think that the true fallout of the currency crisis on Asian infrastructure has barely begun. The compelling arguments in favor of a bright future for the region's infrastructure equities (E.G., above-average economic growth; high pent-up demand; heavy need for new/upgraded roads, ports, power plants, etc.; importance of global competitiveness) remain intact, but they will be outweighed by the region's economic problems over the next year or two.

This negative outlook is bound to result in pressures on emerging equity markets generally, although there should be a renewed interest in better-quality growth companies. Hence, the structure of the Fund is likely to remain biased toward Latin America, although I will be keen to capitalize upon opportunities where I see substantial future value being created.

My long-term view remains quite positive.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

I appreciate your continued confidence in the Fund and would be pleased to respond to your questions and comments.

Sincerely yours,

                [SIG]
Richard W. Watt
President and Chief Investment Officer *

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                            11/30/96   11/30/97
Cellular Communications                       10.36%      6.16%
Electric Distribution                         20.82%     20.61%
Electric Generation                            7.98%      7.81%
Gas & Oil                                      7.59%     13.05%
Infrastructure & Construction                 10.09%     11.52%
Investment Companies                           1.39%      6.74%
Local and/or Long Distance Telephone
Service                                       18.21%      4.66%
Steel                                          0.00%      4.39%
Telecommunications                             2.10%      7.00%
Other Infrastructure                          12.16%      8.26%
Cash & Cash Equivalents                        9.30%      9.80%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   11/30/96   11/30/97
Asia                                 23.36%     10.82%
Caribbean                             0.53%      0.68%
Eastern Europe                        5.07%     12.60%
Egypt                                 0.00%      1.68%
Europe                               10.99%      2.90%
Latin America                        44.02%     50.96%
Middle East                           4.99%      8.39%
Global                                3.71%      3.49%
Cash & Cash Equivalents               7.33%      8.48%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1997 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF EQUITY OR EQUITY-LINKED SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   11/30/96   11/30/97
Argentina                             2.44%      3.77%
Brazil                               14.85%     20.86%
Chile                                14.13%     11.25%
Eastern Europe                        5.07%     11.28%
Hong Kong                             8.28%      4.63%
Israel                                5.00%      7.87%
Italy                                 4.38%      0.00%
Malaysia                              4.77%      0.47%
Mexico                                4.41%      9.71%
Peru                                  3.88%      2.19%
Philippines                           3.06%      0.85%
Portugal                              3.69%      0.00%
Thailand                              2.72%      0.00%
Venezuela                             0.00%      3.20%
Global                                3.71%      3.49%
Other                                10.31%     11.95%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                           Sector             Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Companhia de Saneamento Basico do Estado de Sao Paulo        Infrastructure &
                                                                          Construction              Brazil               6.3
--------------------------------------------------------------------------------------------------------------------------------
       2.  Chilectra S.A.                                            Electric Distribution          Chile                3.3
--------------------------------------------------------------------------------------------------------------------------------
       3.  Telefonos de Mexico, S.A. de C.V.                           Telecommunications           Mexico               3.0
--------------------------------------------------------------------------------------------------------------------------------
       4.  Cementos Mexicanos, S.A. de C.V.                           Other Infrastructure          Mexico               2.9
--------------------------------------------------------------------------------------------------------------------------------
       5.  Companhia Paranaense de Energia                           Electric Distribution          Brazil               2.7
--------------------------------------------------------------------------------------------------------------------------------
       6.  Elektrim Spolka Akcyjna S.A.                              Electric Distribution      Eastern Europe           2.6
--------------------------------------------------------------------------------------------------------------------------------
       7.  Companhia Energetica de Minas Gerais                      Electric Distribution          Brazil               2.6
--------------------------------------------------------------------------------------------------------------------------------
       8.  Millicom International Cellular S.A.                     Cellular Communications         Global               2.4
--------------------------------------------------------------------------------------------------------------------------------
       9.  PEC Israel Economic Corp.                                  Investment Companies          Israel               2.4
--------------------------------------------------------------------------------------------------------------------------------
      10.  Espirito Santo Centrais Eletricas                          Other Infrastructure          Brazil               2.1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 1997
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-90.20%
 EQUITY OR EQUITY-LINKED SECURITIES OF INFRASTRUCTURE COMPANIES IN
 EMERGING COUNTRIES-73.65%
 ARGENTINA-2.95%
Camuzzi Argentina S.A.*+................      1,729,347  $ 3,289,218
Central Puerto S.A., Class B............        508,267    1,375,364
Transportadora de Gas del Sur S.A.
 ADR....................................        237,106    2,311,783
                                                         -----------
TOTAL ARGENTINA (Cost $6,175,978)......................    6,976,365
                                                         -----------
 BRAZIL-18.76%
Com de Gas de Sao Paulo(a)..............     45,885,000    3,309,114
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON(b)+....................     64,294,000   14,953,441
Companhia Energetica de Brasilia........     33,828,000    3,659,389
Companhia Energetica de Minas Gerais
 PN.....................................    125,826,390    6,068,432
Companhia Paranaense de Energia ADR+....        176,400    2,657,025
Companhia Paranaense de Energia PNB+....    243,595,400    3,656,237
Companhia Paulista de Forca e Luz ON....     38,611,875    4,733,810
Petroleo Brasileiro S.A. PN.............     19,511,000    4,221,433
Telecomunicacoes de Sao Paulo S.A.,
 Rights (expiring 12/19/97) PN..........         14,425          273
Trafo Equipamentos Electricos S.A.
 PN+....................................        509,800      919,138
Usinas Siderurgicas de Minas Gerais S.A.
 PN.....................................         29,000      185,613
                                                         -----------
TOTAL BRAZIL (Cost $44,532,858)........................   44,363,905
                                                         -----------
 CHILE-9.60%
Besalco S.A.............................        349,229    1,478,429
Chilectra S.A. ADS++#...................        320,000    7,840,000
Chilgener S.A...........................      5,192,210    1,877,275
Chilquinta Energia S.A..................          6,113       81,134

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILE (CONTINUED)
Compania de Consumidores de Gas de
 Santiago S.A...........................        138,945  $   438,774
Compania de Petroleos de Chile S.A......        154,327      573,870
Compania Electrica del Rio Maipo........      1,990,540    1,202,523
Empresa Electrica Pehuenche S.A.........      1,032,141    1,221,091
Empresa Nacional de Electricidad S.A....      3,092,853    1,854,296
Empresas Emel S.A.......................         84,328    1,628,669
Enersis S.A.............................      1,350,000      803,204
Enersis S.A. ADR #......................         72,000    2,151,000
Sociedad Austral de Electricidad S.A....         61,355    1,544,405
                                                         -----------
TOTAL CHILE (Cost $18,342,119).........................   22,694,670
                                                         -----------
 EASTERN EUROPE-11.28%
Elektrim Spolka Akcyjna S.A.............        647,698    6,226,105
Global Telesystems Group*+..............        189,345    4,449,607
Lukoil Holding Co. ADR#.................         27,900    2,232,000
Mosenergo Sponsered ADR #...............        140,475    4,600,556
PLD Telekom, Inc.+#.....................        449,300    2,948,531
SPT Telecom a.s.+.......................         21,770    2,294,240
Surgutneftegaz ADR #....................        290,900    2,363,562
Unified Energy Systems+.................         66,400    1,577,000
                                                         -----------
TOTAL EASTERN EUROPE (Cost $26,080,303)................
                                                          26,691,601
                                                         -----------
 HONG KONG-4.63%
Cheung Kong Infrastructure Holdings.....      1,233,000    2,871,040
China Light & Power Co. Ltd.............        226,500    1,139,781
Hong Kong & China Gas Company Ltd.......      2,371,491    4,264,223
New World Infrastructure Ltd.+..........      1,357,800    2,678,609
                                                         -----------
TOTAL HONG KONG (Cost $11,354,890).....................   10,953,653
                                                         -----------
 HUNGARY-1.31%
MOL Magyar Olaj-es Gazipari Rt. GDR
 (Cost $2,435,000)......................        147,900    3,102,202
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 INDIA-1.29%
Hindalco Industries Ltd.+...............         81,000  $ 1,822,500
Hindustan Petroleum Corp................        100,600    1,227,823
                                                         -----------
TOTAL INDIA (Cost $4,191,705)..........................    3,050,323
                                                         -----------
 INDONESIA-0.97%
Gulf Indonesia Resources Ltd.+ (Cost
 $2,355,565)............................        101,803    2,296,930
                                                         -----------
 ISRAEL-4.85%
ECI Telecommunications Ltd..............        168,700    4,586,531
Geotek Communications, Inc.+#...........         28,742       55,688
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*.............            100      237,763
Geotek Communications, Inc., Convertible
 Preferred Series N*(c).................          1,584      391,343
Gilat Satellite Networks Ltd.+#.........         75,307    2,447,478
Nexus Telecommunication Systems Ltd.
 (units)+(d)............................        210,283    1,189,413
Superbowl Acquisition LDC*+.............             96    1,241,472
Tadiran Telecommunications Ltd. #.......         64,500    1,330,313
                                                         -----------
TOTAL ISRAEL (Cost $11,793,247)........................   11,480,001
                                                         -----------
 MALAYSIA-0.47%
Telekom Malaysia Berhard (Cost
 $1,146,890)............................        503,300    1,119,960
                                                         -----------
 MEXICO-6.82%
Empresas ICA Sociedad Controladora, S.A.
 de C.V. ADR#...........................        268,260    4,158,030
Telefonos de Mexico, S.A. de C.V.,
 Series L ADR...........................        142,900    7,073,550
Tubos de Acero de Mexico S.A. ADR+......        221,000    4,889,625
                                                         -----------
TOTAL MEXICO (Cost $15,184,074)........................   16,121,205
                                                         -----------
 PAKISTAN-0.51%
Hub Power Co.+ (Cost $1,376,737)........        966,500    1,210,459
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 PERU-2.19%
Ontario-Quinta A.V.V.*..................      2,085,000  $ 2,763,987
Telefonica del Peru S.A., Class B.......      1,157,354    2,405,664
                                                         -----------
TOTAL PERU (Cost $3,444,466)...........................    5,169,651
                                                         -----------
 PHILIPPINES-0.45%
Philippine Long Distance Telephone Co.
 ADR (Cost $1,061,251)..................         43,400    1,074,150
                                                         -----------
 REPUBLIC OF CHINA-1.28%
Huaneng Power International, Inc. ADR+#
 (Cost $3,620,048)......................        138,000    3,036,000
                                                         -----------
 VENEZUELA-2.80%
C.A. La Electricidad de Caracas,
 SAICA-SACA+............................      3,633,491    4,314,363
Compania Anonima Nacional Telefonos de
 Venezuela ADR..........................         58,350    2,304,825
                                                         -----------
TOTAL VENEZUELA (Cost $5,483,798)......................    6,619,188
                                                         -----------
 GLOBAL-3.49%
International Wireless Communications,
 Inc.*+.................................        338,758      338,758
International Wireless Communications,
 Inc., Series D*+.......................        220,120    2,063,625
International Wireless Communications,
 Inc., Series F*+.......................         15,440      144,750
International Wireless Communications,
 Inc., Warrants (expiring 12/31/98)*+...          1,240          580
Millicom International Cellular
 S.A.+#.................................        152,981    5,698,542
                                                         -----------
TOTAL GLOBAL (Cost $5,293,568).........................    8,246,255
                                                         -----------
TOTAL EMERGING COUNTRIES (Cost $163,872,497)...........
                                                         174,206,518
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN DEVELOPED
 COUNTRIES-1.49%
 NETHERLANDS-1.49%
Ispat International NV+ (Cost
 $4,508,428)............................        155,000  $ 3,535,938
                                                         -----------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN
 THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE-8.32%
 ARGENTINA-0.82%
Siderar S.A.I.C (Cost $2,529,173).......        460,440    1,948,372
                                                         -----------
 BRAZIL-2.11%
Espirito Santo Centrais Eletricas (Cost
 $5,511,783)............................         30,700    4,981,520
                                                         -----------
 CHILE-0.33%
Puerto Ventanas S.A. (Cost $975,646)....        650,000      773,455
                                                         -----------
 EGYPT-0.96%
Suez Cement Company (Cost $2,660,000)...        112,000    2,265,200
                                                         -----------
 MEXICO-2.89%
Cementos Mexicanos, S.A. de C.V., Class
 B+ (Cost $5,924,737)...................      1,387,925    6,835,279
                                                         -----------
 PHILIPPINES-0.40%
International Container Terminal
 Services, Inc.+ (Cost $2,142,158)......      5,735,250      935,363
                                                         -----------
 SINGAPORE-0.41%
Asia Pulp & Paper Company Ltd. ADR (Cost
 $1,060,029)............................         89,700      975,488
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 VENEZUELA-0.40%
Corporacion Venezolana de Cementos,
 S.A.C.A., Class 2 (Cost $1,275,162)....        543,000  $   953,582
                                                         -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost $22,078,688)......
                                                          19,668,259
                                                         -----------
 INVESTMENT COMPANIES IN DEVELOPED COUNTRIES-1.41%
 UNITED KINGDOM-1.41%
Societe General Thalmann Fund (Cost
 $3,484,800)............................         36,000    3,330,000
                                                         -----------
 INVESTMENT COMPANIES IN EMERGING COUNTRIES-5.33%
 EGYPT-0.72%
Nile Growth Company+ (Cost
 $2,020,000)............................        200,000    1,700,000
                                                         -----------
 INDIA-0.91%
India Special Situations Fund Ltd.*+
 (Cost $2,000,000)......................          2,000    2,158,540
                                                         -----------
 ISRAEL-3.02%
PEC Israel Economic Corp.+..............        273,151    5,582,524
The Renaissance Fund LDC*=/=............            160    1,561,257
                                                         -----------
TOTAL ISRAEL (Cost $7,437,959).........................    7,143,781
                                                         -----------
 JAMAICA-0.68%
Jamaican Assets I L.P.*+ (Cost
 $1,600,000)............................      1,600,000    1,611,776
                                                         -----------
TOTAL INVESTMENT COMPANIES (Cost $13,057,959)..........
                                                          12,614,097
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $207,002,372).........................................  213,354,812
                                                         -----------
 SHORT-TERM INVESTMENTS-1.32%
 CHILEAN CERTIFICATE OF DEPOSIT-0.17%
                                           Units (000)
                                          -------------
Banco Santiago, 6.25%, 01/26/98 (Cost
 $418,810)..............................    CLP      13      400,458
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                            Value
Description                                Units (000)    (Note A)
--------------------------------------------------------------------
 CHILEAN INFLATION-ADJUSTED TIME DEPOSIT-0.30%
Banco Santiago, 6.40%,** 12/01/97 (Cost
 $766,173)..............................    CLP      24  $   727,689
                                                         -----------
 CHILEAN MUTUAL FUNDS-0.64%
                                             No. of
                                             Shares
                                          -------------
Fondo Mutuo Banco Santander.............        109,746      479,780
Fondo Mutuo Corp Selecto................         94,605      233,815
Fondo Mutuo Operacional BanChile........         36,667      429,367
Fondo Mutuo Security Check..............         83,094      369,289
                                                         -----------
TOTAL CHILEAN MUTUAL FUNDS (Cost $1,514,630)...........
                                                           1,512,251
                                                         -----------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 CHILEAN REPURCHASE AGREEMENT-0.21%
Citibank, N.A. (Agreement dated
 11/24/97, to be repurchased at
 $495,148) 20.28%, 12/01/97* (Note G))
 (Cost $504,371)........................    CLP 215,907  $   494,066
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,203,984).........
                                                           3,134,464
                                                         -----------

TOTAL INVESTMENTS-91.52%
 (Cost $210,206,356) (Notes A,D).......................  216,489,276
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-8.48%...
                                                          20,046,652
                                                         -----------
NET ASSETS-100.00%.....................................  $236,535,928
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security (See Note F).
#          Security or a portion thereof is out on loan.
(a)        With an additional 813,556 rights attached, expiring
           12/19/97, with no market value.
(b)        With an additional 5,817 rights attached, expiring
           12/31/25, with no market value.
(c)        With an additional 30 warrants attached, expiring
           06/20/01, with no market value.
(d)        Includes 210,283 warrants, expiring 11/28/00, with a
           market value of $6,571.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CLP        Chilean Pesos.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $210,206,356) (Note A).................     $216,489,276
Cash (including $1,475,287 of foreign
 currencies with a cost of $1,477,937)
 (Note A)...............................       25,019,949
Collateral received for securities
 loaned (Note A)........................       10,879,100
Receivables:
  Investments sold......................        1,570,953
  Dividends.............................          191,326
  Interest..............................           16,698
Prepaid expenses and other assets.......           37,260
                                             ------------
Total Assets............................      254,204,562
                                             ------------

 LIABILITIES
Payables:
  Payable upon return of securities
   loaned...............................       10,879,100
  Investments purchased.................        5,781,098
  Advisory fee (Note B).................          552,868
  Administration fees (Note B)..........           67,070
  Other accrued expenses................          388,498
                                             ------------
Total Liabilities.......................       17,668,634
                                             ------------
NET ASSETS (applicable to 16,107,169
 shares of common stock outstanding)
 (Note C)...............................     $236,535,928
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($236,535,928
  DIVIDED BY 16,107,169)................           $14.69
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 16,107,169 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     16,107
Paid-in capital.........................      223,751,241
Undistributed net investment income.....          330,212
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................        6,165,279
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................        6,273,089
                                             ------------
Net assets applicable to shares
 outstanding............................     $236,535,928
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 5,364,960
  Interest..............................       1,197,438
  Less: Foreign taxes withheld..........        (375,844)
                                             -----------
  Total Investment Income...............       6,186,554
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       3,242,573
  Custodian fees........................         408,425
  Administration fees (Note B)..........         384,440
  Accounting fees.......................         170,799
  Printing..............................         121,620
  Audit and legal fees..................          83,084
  Directors' fees.......................          40,996
  Transfer agent fees...................          30,333
  NYSE listing fees.....................          23,994
  Insurance.............................          22,579
  Amortization of organizational
   costs................................           9,911
  Other.................................          31,131
  Brazilian taxes (Note A)..............         286,421
  Chilean repatriation taxes (Note A)...         185,092
                                             -----------
  Total Expenses........................       5,041,398
                                             -----------
  Net Investment Income.................       1,145,156
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      29,783,638
  Foreign currency related
   transactions.........................        (682,323)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (7,995,918)
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      21,105,397
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $22,250,553
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                     November 30,
                                             -----------------------------
                                                 1997             1996
                                             -----------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................     $  1,145,156     $  1,880,763
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................       29,101,315       (9,785,197)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currencies....       (7,995,918)      38,167,737
                                             ------------     ------------
    Net increase in net assets resulting
     from operations....................       22,250,553       30,263,303
                                             ------------     ------------
Dividends to shareholders:
  Net investment income.................       (1,449,645)      (1,449,645)
                                             ------------     ------------
    Total increase in net assets........       20,800,908       28,813,658
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      215,735,020      186,921,362
                                             ------------     ------------
End of year (including undistributed net
 investment income of $330,212 and
 $1,154,898, respectively)..............     $236,535,928     $215,735,020
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                   For the Fiscal Years Ended
                                                                          November 30,                 For the Period
                                                              ------------------------------------   December 29, 1993*
                                                                                                          through
                                                                 1997         1996         1995      November 30, 1994
                                                              ---------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........................      $13.39       $11.60       $14.17          $13.89**
                                                              ----------   ----------   ----------      ----------
Net investment income/(loss)................................        0.07         0.12         0.07           (0.01)
Net realized and unrealized gain/(loss) on investments and
 foreign currency related transactions......................        1.32         1.76        (2.59)           0.29
                                                              ----------   ----------   ----------      ----------
Net increase/(decrease) in net assets resulting from
 operations.................................................        1.39         1.88        (2.52)           0.28
                                                              ----------   ----------   ----------      ----------
 Dividends and distributions to shareholders:
 Net investment income......................................       (0.09)       (0.09)       (0.03)             --
 Net realized gain on foreign currency related
   transactions.............................................          --           --        (0.02)             --
                                                              ----------   ----------   ----------      ----------
 Total dividends and distributions to shareholders..........       (0.09)       (0.09)       (0.05)             --
                                                              ----------   ----------   ----------      ----------
Net asset value, end of period..............................      $14.69       $13.39       $11.60          $14.17
                                                              ----------   ----------   ----------      ----------
                                                              ----------   ----------   ----------      ----------
Market value, end of period.................................      $11.25       $10.75        $9.75          $11.88
                                                              ----------   ----------   ----------      ----------
                                                              ----------   ----------   ----------      ----------
Total investment return(a)..................................        5.46%       11.11%      (17.49)%        (14.87)%
                                                              ----------   ----------   ----------      ----------
                                                              ----------   ----------   ----------      ----------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................    $236,536     $215,735     $186,921        $228,171
Ratio of expenses to average net assets #...................        2.02%        1.81%        1.83%           2.02%(b)
Ratio of net investment income/(loss) to average net
 assets.....................................................        0.46%        0.90%        0.65%          (0.13)%(b)
Portfolio turnover rate.....................................      108.68%       23.89%       13.73%          24.63%
Average commission rate per share(c)........................     $0.0005      $0.0009           --              --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.
# Ratios shown are inclusive of taxes, if any. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 1.83% for the fiscal year ended November 30, 1997 and 1.96% for the period December 29, 1993 through November 30, 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was incorporated in Maryland on October 12, 1993 and commenced investment operations on December 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1997, the Fund held 8.56% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $17,271,131 and fair value of $20,252,676. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

At the time of the Fund's organization, the Board of Directors of the Fund adopted the following non-fundamental policies: (i) up to 30% of the Fund's total assets may be invested in private placements of equity securities where the Fund's investment adviser anticipates that a liquid market will develop for these securities within a period of two to five years from the date of acquisition; and (ii) up to 10% of the Fund's total assets may be invested in equity securities of emerging market corporate issuers that are not infrastructure companies. As disclosed in the Fund's prospectus at that time, these policies and percentage limitations are subject to modification by the Board of Directors if, in the reasonable exercise of the Board's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objective of long-term capital appreciation.

At a meeting of the Board of Directors held on December 8, 1997, the Board of Directors unanimously approved modifications to the foregoing policies to increase the limit on non-infrastructure companies from 10% to 20% and to permit within that 20% limit investments in private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets without regard to whether a liquid market is expected to develop for such investment. Any such investment would continue to count against the overall 30% limit on private placements. The Board approved these changes on the basis that the long-term value added approach of an emerging markets private equity strategy is well suited to the long-term capital appreciation objective of the Fund. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 1997, the interest

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
rate was 5.50% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses incurred after October 31, 1997, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $162,126.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the fiscal year ended November 30, 1997, the Fund incurred $185,092 of such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange transactions are not affected by this tax. For the fiscal year ended November 30, 1997, the Fund incurred $286,421 of such expense. For the calendar year ending December 31, 1994, the Brazilian Congress imposed a 0.25% witholding tax on financial transactions.
FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1997, was $10,549,586, for which the Fund has received cash as collateral of $10,879,100. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $11,097,392. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

For the fiscal year ended November 30, 1997, the Fund earned $56,837 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 10, 1997, a distribution in the aggregate amount of $2,416,075, equal to $0.15 per share was declared. The distribution was comprised of $0.03 per share from net investment income and $0.12 per share from net realized long-term capital gains. The distribution is payable on January 16, 1998 to shareholders of record as of December 31, 1997.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At November 30, 1997 the Fund reclassified $520,197 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited (see Note G).

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1997, BEA earned $3,242,573 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 1997, BEA earned $19,752 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1997, BSFM earned $299,319 for administrative services.

The First National Bank of Boston, Sao Paulo ("Banco de Boston") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. Banco de Boston is paid for its services a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator's fee is paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets invested in Chile, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.

 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 16,107,169 shares outstanding at November 30, 1997, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at November 30, 1997 was $210,427,155. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $6,062,121, was composed of gross appreciation of $10,327,565 for those investments having an excess of value over cost and gross depreciation of $4,265,444 for those investments having an excess of cost over value.

For the fiscal year ended November 30, 1997, total purchases and sales of securities, other than short-term investments, were $248,509,016 and $252,608,040, respectively.

 NOTE E. CREDIT AGREEMENT
The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The maximum amount outstanding under the credit agreement for the Fund was $4,000,000 with an average of $95,890 with an average interest rate of 8.50% during the fiscal year ended November 30, 1997. The Fund had no amounts outstanding under the credit agreement at November 30, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of November 30, 1997, per share value of the securities and percentage of net assets which the securities comprise.

                                          NUMBER                                     FAIR VALUE        VALUE     PERCENTAGE
                                            OF       ACQUISITION                   AT NOVEMBER 30,      PER          OF
SECURITY                                  SHARES        DATES           COST            1997           SHARE     NET ASSETS
---------------------------------------  --------  ----------------  ----------  -------------------  --------  ------------
Superbowl Acquisition LDC..............      96         10/10/94     $  960,866  $     1,241,472      $12,932        0.52
The Renaissance Fund LDC...............     160         03/30/94      1,537,995        1,561,257        9,758        0.66

The Fund may incur certain costs in connection with the disposition of the above securities.

 NOTE G. COLLATERAL FOR REPURCHASE AGREEMENT
Listed below is the collateral associated with the repurchase agreement with Citibank, N.A. outstanding at November 30, 1997:

                                                             INTEREST    MATURITY      CLP       MARKET   ACCRUED  TOTAL
SECURITY                                            SERIES     RATE        DATE        PAR       VALUE    INTEREST  VALUE
--------------------------------------------------  ------  ----------   --------  -----------  --------  ------  --------
Pagares Capitolo Diez y Nueve.....................      QA        7.97%  12/18/99    4,147,498  $  9,490  $ 349   $  9,839
Pagares Capitolo Diez y Nueve.....................      QA        7.88   09/15/99  205,842,982   471,037  2,475    473,512
Pagares Capitolo Diez y Nueve.....................      QA        8.05   11/07/99    5,068,339    11,598    199     11,797
                                                                                                --------  ------  --------
    Total.........................................                                              $492,125  $3,023  $495,148
                                                                                                --------  ------  --------
                                                                                                --------  ------  --------

--------------------------------------------------------------------------------
   22

 REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of The Emerging Markets Infrastructure Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Emerging Markets Infrastructure Fund, Inc., including the schedule of investments, as of November 30, 1997 and the related statements of operations for the year then ended, and changes in net assets for each of the two years then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodians, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Emerging Markets Infrastructure Fund, Inc., as of November 30, 1997 and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 16, 1998

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On March 27, 1997, the Annual Meeting of Shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                       FOR       WITHHELD   NON-VOTES
---------------------------------------------------------------------------------  ------------  ---------  ----------
Peter A. Gordon                                                                      11,706,641    772,098   3,628,430
George W. Landau                                                                     11,710,251    768,488   3,628,430
Richard W. Watt                                                                      11,734,045    744,694   3,628,430
William W. Priest, Jr.                                                               11,709,541    769,198   3,628,430

In addition to the directors elected at the meeting, Dr. Enrique R. Arzac, James
J. Cattano and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending November 30, 1997.

                                                                            FOR        AGAINST    ABSTAIN   NON-VOTES
                                                                        ------------  ---------  ---------  ----------
                                                                          11,839,356    587,145     52,238   3,628,430

 TAX INFORMATION (UNAUDITED)
The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (November 30, 1997) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.09 per share dividend paid in respect of such fiscal year was derived entirely from net investment income.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1996.

Because the Fund's fiscal year is not the calendar year, notification will be sent in respect of calendar year 1997. The notification, which will reflect the amount to be used by calendar year taxpayers on their 1997 federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   24

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by The First National Bank of Boston, not by The Emerging Markets Infrastructure Fund, Inc. (the "Fund"). The First National Bank of Boston will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

The First National Bank of Boston, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a

--------------------------------------------------------------------------------
statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------
   26

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3365; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: The First National Bank of Boston, InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Infrastructure Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of infrastructure companies in emerging countries. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1997, BEA managed approximately $34.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmgMkt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktInfr". The Fund's New York Stock Exchange trading symbol is EMG. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Infrastructure Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST - Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                          BEA ADVISOR FUNDS
SINGLE COUNTRY                                            OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                     BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                 BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                         BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                             BEA International Equity Fund
The Portugal Fund, Inc. (PGF)
MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                          For shareholder information or a copy
FIXED INCOME                                              of a prospectus for any of the
BEA Income Fund, Inc. (FBF)                               open-end mutual funds please call,
BEA Strategic Global Income Fund, Inc. (FBI)              1-800-401-2230.

For closed-end fund information                           Visit our website on the internet:
please call, 1-800-293-1232.                              http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director
Robert B. Hrabchak              Investment Officer

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director
George W. Landau                Director

Martin M. Torino                Director

Paul P. Stamler                 Senior Vice President

Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street

New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

--------------------------------------------------------------------------------
                                                                      3918-AR-97